UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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UPWORK INC.
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upwork

Supplemental Proxy Materials

May 2023

Safe Harbor and Disclaimers

This presentation, related materials, and the accompanying oral commentary (collectively, this "Presentation") of Upwork Inc. (the “Company,” “we,” “us,” or “our”) contain "forward-looking" statements within the meaning of the federal securities laws. Forward-looking statements include all statements other than statements of historical fact, including any statements regarding our future operating results and financial position, including expected financial results for the second quarter and full year 2023, information or predictions concerning the future of our business or strategy, anticipated events and trends, including cost savings, potential growth opportunities, competitive position, technological and market trends, including artificial intelligence, industry environment, potential market opportunities, the economy, potential impacts as the COVID-19 pandemic subsides, and other future conditions. Words such as "believes", "may", "might", "will", "estimates", "potential", "continues", "anticipates", "intends", "expects", "could", "would", "projects", "plans", "targets", and variations of such words and similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

We have based these forward-looking statements largely on our current expectations, projections, and assumptions as of the date hereof about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. As such, they are subject to inherent uncertainties, known and unknown risks and changes in circumstances that are difficult to predict and in many cases outside the Company's control, and you should not rely on such forward-looking statements as predictions of future events. The Company makes no representation that the projected results will be achieved or that future events and circumstances will occur, and actual results, events, and circumstances may differ materially and adversely from the Company's expectations. The forward-looking statements are made as of the date hereof, and the Company does not undertake, and expressly disclaims, any obligation to update or revise any forward-looking statements, to conform these statements to actual results or to make changes in the Company's expectations, except as required by law. Additional information regarding the risks and uncertainties that could cause actual results to differ materially from the Company's expectations is included under the caption "Risk Factors" in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2023, filed with the SEC on May 3, 2023, and in the Company's other SEC filings.

Neither the Company nor any other person makes any representation or warranty, express or implied, as to the accuracy, reliability, or completeness of the information herein. This Presentation is made solely for informational purposes.

All third-party trademarks, including names, logos and brands, referenced by the Company in this Presentation are property of their respective owners. All references to third-party trademarks are for identification purposes only and shall be considered nominative fair use under trademark law.

Executive Summary

- **Our executives are motivated through incentive compensation opportunities designed to align their pay outcomes with stockholders' experience**
- **The Board remains focused on ensuring Upwork has strong governance practices and balances Board refreshment with continuity as we continue to grow and evolve amid challenging market dynamics**

- In the face of challenging market dynamics, Upwork has demonstrated **meaningful progress on our strategy** to scale and grow our marketplace while **increasing our focus on profitability**
- Against this backdrop, our Compensation Committee ensures that leadership is effectively motivated and that their incentives are aligned with stockholders via **compensation based on achievement of strategic and operational goals key to our long-term success**
- The Board's classified structure and governance practices **provide stability for the oversight of Upwork** and enable the Board to confidently approve long-term investments in our business without undue pressure from stockholders looking only for short-term gains
- These **long-term investments are critical** given our market-leading position in a massive Total Addressable Market, which requires multi-year strategies to successfully capture meaningful share of untapped potential available to us
- We **regularly evaluate potential enhancements to our governance profile and compensation practices** and are committed to continuing to evolve our profile as we grow as a company

Upwork: The World's Work Marketplace

About Upwork

For Talent

Access to **quality clients and secure and timely payments** while providing the freedom to run their own businesses, create their own schedules, work from their preferred locations, and visibility into high-demand opportunities

For Clients

Fast, secure, and efficient access to high-quality talent with 10,000+ skills across 125+ categories

180+ Countries
where we have talent on our work marketplace

50 Categories with $10M+ in GSV[(1)]
on our work marketplace enabling growth through breadth and depth

Notable Clients

Microsoft

airbnb

AUTOMATTIC

BISSELL

Nasdaq

Company History

1998
Elance was founded

2003
oDesk was founded

2014
Combined as Elance-oDesk

2015
Rebranded as Upwork

2018
Upwork became a publicly traded company

1. Based on the trailing 12-month period ending December 31, 2022.

Investment Highlights and Our Strategy

Our Opportunity and Positioning



Massive Total Addressable Market (TAM) with secular tailwinds



Largest work marketplace at scale(1)



Multiple growth opportunities



Strong competitive position



Proven and experienced management team

Our Winning Strategy

- Innovating the work marketplace
- Augmenting SMB by winning the enterprise
- Building an extraordinary hybrid team of employees and independent talent
- Investing aggressively for long-term value creation
- Focusing investments to drive profitable growth
- Becoming a world-renowned brand

1. As measured by Gross Services Volume (GSV). See appendix for a definition of GSV.

Strong Growth in User Metrics and Financial Performance

- **Active Clients[1]: 814K**
- **GSV per Active Client[1] Growth YoY: 10%**
- **Avg. New Enterprise Clients[1] Per Quarter[2]: 30**

As of December 31, 2022



GSV(1)
($ Millions)
+63%
$2,524
$3,547
$4,105
2020
2021
2022



Revenue
($ Millions)
+65%
$374
$503
$618
2020
2021
2022



Enterprise Revenue(1)
($ Millions)
$6.4
$7.0
$8.5
$8.9
$10.5
$10.8
$12.3
$12.5
$12.8
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022

1. See Appendix for the definition of Active Clients, GSV, GSV per Active Client, Enterprise Clients, and Enterprise Revenue.
2. Period between Q4 2021 to Q4 2022.

Evolving Leadership Team to Fuel Growth

Upwork recently welcomed three new leaders who are playing critical roles in our growth and evolution



Erica Gessert
Joined April 2023
Chief Financial Officer

- Extensive leadership experience across finance, operations, analytics, and investor relations
- Held a number of senior leadership roles at PayPal, including Chief Transformation Officer
- Served in a variety of roles for Sprint Corporation and as Head of Investor Relations for Virgin Mobile USA



Sunita Solao
Joined April 2023
Chief People Officer

- Two decades of experience as a human resources executive leading teams, enabling business growth, and scaling organizations at digitally native brands
- Served as Vice President, People at Convoy, and held several HR leadership positions at eBay and Airbnb



Zoë Diamadi
Joining June 2023
General Manager, Enterprise Business

- Two decades of experience being an innovation champion at many of the world's top companies across tech, talent and B2B sales
- Most recently, served as an operating advisor at Bessemer Venture Partners
- Was previously the GM of LinkedIn Elevate, building a leading employee advocacy solution for enterprises

Attracting and retaining industry-leading talent in today's competitive landscape is critical to our continued growth and positions Upwork for long-term stockholder value creation

Qualified Board with Deep, Relevant Experience



Hayden Brown
President & CEO
President and CEO, Upwork
Appointed 2019



Thomas Layton
Independent Chairperson
Former CEO, OpenTable



Elizabeth Nelson
Former EVP and CFO, Macromedia



Greg Gretsch
Founding Partner and Managing Director, Jackson Square Ventures



Kevin Harvey
Founder and General Partner, Benchmark Capital



Leela Srinivasan
CEO, Parity
Appointed 2019



Gary Steele
CEO, Splunk



Anilu Vazquez-Ubarri
CHRO and Board Member, TPG
Appointed 2020

Relevant Prior Professional Experience

- Hayden Brown: LivePerson, Microsoft, McKinsey&Company
- Thomas Layton: OpenTable, Metaweb, Citysearch
- Elizabeth Nelson: macromedia, hp
- Greg Gretsch: Jackson Square Ventures, Connectify
- Kevin Harvey: Benchmark
- Leela Srinivasan: Parity, checkout.com, momentive, Lever, OpenTable, LinkedIn, Bain & Company
- Gary Steele: splunk>, proofpoint, Portera, Sybase, Sun, hp
- Anilu Vazquez-Ubarri: TPG, Goldman Sachs, Shearman

Independent, Diverse, and Qualified Board

Select Board Expertise Aligned with Our Evolving Board Needs and Strategy

Operations
8/8 Directors

Finance
7/8 Directors

Strategic Planning
8/8 Directors

Corporate Sustainability & ESG
5/8 Directors

Marketing and Product
6/8 Directors

Technology and Product Development
8/8 Directors

Cybersecurity
4/8 Directors

Risk Management
5/8 Directors

Human Capital Management
8/8 Directors

Diverse Board with Strong Independence and Ongoing Refreshment

Diversity


63%
4/8
Women
2/8
Racially or Ethnically Diverse
1/8
Self-identifies as LGBTQ+

Tenure


4/8
5-10 Yrs
0/8
10+ Yrs
4/8
0-4 Yrs

Age


3/8
<50
4/8
50-60
1/8
60+

Note: As of March 31, 2023. Tenure does not include service on the board of directors of Elance or oDesk prior to the combination of the two companies in March 2014.

2022 CEO Compensation Program Overview

Our core compensation program is designed to retain, motivate, and attract exceptional talent while directly aligning pay with the achievement of strategic and operational goals key to long-term success

Compensation Elements	Key Components	Objective and Alignment to Strategy
Base Salary	• Fixed cash	• Attract and retain top talent through market competitive levels
Annual Bonus	• Variable payout based solely on performance against pre-established targets	• Incentivize achievement of annual business objectives and reward short-term performance • Revenue performance metric aligns compensation with strategic growth
Long-Term Equity Incentives	• Performance-based PSUs – 60% of LTI opportunity *Increased from 50% in 2021*	• Payouts based on performance against annual revenue targets • Subject to additional time-based vesting requirement
	• Time-based RSUs – 40% of LTI opportunity	• 4-year vesting period • Promotes retention

2022 CEO Pay-Mix at Target[1]


6%
6%
87%
Long-Term Equity Incentives
Base Salary
Annual Bonus

1. Reflects annual bonus and PSU values at target. Total percentage may not add to 100% due to rounding.

Incentives Aligned with Stockholder Value Creation

Our program's emphasis on revenue reflects the Company's and investors' shared focus on delivering sustainable growth and is designed to create long-term stockholder value

LTIP Value Aligned with CEO's Experience and Performance in Our Competitive Industry

- The Compensation Committee increased the target value for the CEO's LTIP award for 2022, reflecting her strong operational performance as CEO from 2020 through 2021
- This increase also aligns her LTIP opportunity with the competitive market for executive talent among our peers in the technology industry
- The Committee believes ensuring competitive compensation opportunities is essential for retaining key talent

Thoughtfully-Designed PSUs Comprise a Majority of Long-Term Compensation

- We increased the percentage allocation of PSUs in the LTIP to 60% for our CEO starting in 2022 and 50% for all other NEOs in 2023
- Setting meaningful long-term targets for the PSUs would have been particularly challenging this year given macroeconomic uncertainty, our CFO transition, and our current growth stage
- Instead, we set aggressive one-year performance periods and ensure PSU awards retain their long-term characteristics through a four-year vesting schedule

Evolving Our Program to Reflect Our Continued Development and Business Strategy

- We have recently heard many investors emphasize the importance of Upwork driving both revenue growth and durable profitability
- Accordingly, we have launched significant cost-saving initiatives in the last several months to drive our future profitability
- The Committee is committed to these objectives and is actively evaluating how we can support them by potentially adding a profitability metric to our incentive compensation programs

Strong Governance and Board Practices

We are committed to effective corporate governance that promotes the long-term interests of our stockholders and strengthens the accountability of our Board of Directors and management

Strong Governance Practices Aligned with Stockholder Interests and our Growth Trajectory

- ✓ **Majority voting** in uncontested director elections
- ✓ **Nominating and Governance Committee oversees corporate responsibility and sustainability programs**, including ESG
- ✓ **Stock ownership requirements** for executives and Board, including 5x base salary for our CEO
- ✓ **Annual Board and committee evaluations**
- ✓ **Clawback policy** in place
- ✓ **Proxy access** for stockholders

Classified Board Structure Supports Current Long-Term Value Creation Strategy

Classified Board protects stockholder value and ensures long-term focus by Board and management

- **Classified structure provides stability** for the leadership and development of Upwork as we execute on our growth strategy
- Enables our Board to confidently approve long-term investments in our business **without undue pressure from stockholders looking only for short-term gains**
- **Long-term investments may take years before their value is realized**, and in the interim Upwork's operating, financial, and market performance may be impacted in the short-term
- **Mitigates pressures from short-term investors during periods of stock price volatility** amid macroeconomic instability
- **Board regularly reviews classified structure** to evaluate whether it is still appropriate and necessary

As we continue to mature as a public company, we are committed to evolving our corporate governance practices in line with our growth

We Request Your Support

The Board values the trust that you place in us when you invest in Upwork and we are committed to delivering on your expectations. We encourage you to vote with us at the 2023 Annual Meeting

Election Of Directors – FOR ALL

- Our Board recommends FOR our Class II directors, who bring extensive leadership and valuable business experience to our Board, enabling highly effective oversight and decision making

Ratification Of Auditors - FOR

- Our Board recommends FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm

Advisory Vote On Executive Compensation - FOR

- Our Board recommends FOR the advisory vote on named executive officer compensation, as our compensation program is closely aligned with stockholder interests and the achievement of long-term strategic and operational goals

Restated Certificate Of Incorporation - FOR

- Our Board recommends FOR approval of the Restated Certificate of Incorporation, believing it is necessary to provide protection to officers to the fullest extent permitted by law in order to attract and retain highly qualified senior leadership

Appendix

Appendix: Key Metric Definitions

Active Clients

We define an Active Client as a client that has had spend activity on our work marketplace during the 12 months preceding the date of measurement.

Enterprise Client

We define an Enterprise Client as a client that has entered into a contract for its use of our Upwork Enterprise offering.

Enterprise Revenue

We define Enterprise Revenue as revenue from our Upwork Enterprise offering, including all client fees, subscriptions, and talent service fees.

Gross Services Volume (GSV)

Gross services volume, or GSV, includes both client spend and additional fees charged for other services.

GSV per Active Client

GSV per Active Client is calculated by dividing total GSV during the four quarters ended on the date of measurement by the number of active clients on the date of measurement.

2023 Annual Meeting of Stockholders

This information is being provided to stockholders in addition to the proxy statement filed by the Company with the SEC on April 28, 2023. Please read the complete proxy statement and accompanying materials carefully before you make a voting decision. Even if you have already given your proxy voting instructions, you can change your vote at any time before the annual meeting by giving new voting instructions as described in more detail in the proxy statement. The proxy statement and other documents filed by the Company with the SEC may be obtained free of charge at www.sec.gov and from the Company's website at investors.upwork.com.